UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20529
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 26, 2005
CATERPILLAR FINANCIAL SERVICES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	333-114075	37-1105865

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2120 West End Avenue Nashville, Tennessee	37203-0001

(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code (615) 341-1000.
N/A
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report
Section 8 – Other Events.
ITEM 8.01. Other Events.
As of October 26, 2005, Caterpillar Financial Services Corporation re-named and made certain changes to its Caterpillar Money Market Account Program. Investments will now be made in Cat Financial PowerInvestment Notes. A copy of the prospectus dated October 20, 2005 relating to the Cat Financial PowerInvestment Notes is attached hereto as an Exhibit.
Section 9 – Financial Statements and Exhibits
ITEM 9.01 (c). Exhibits.
The following are filed as Exhibits to this Report under Exhibit 5.1 and 23.1:
99.1	Prospectus dated October 20, 2005

99.2	Materials relating to The Cat Financial PowerInvestment Notes.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: October 26, 2005

CATERPILLAR FINANCIAL SERVICES CORPORATION
By:	/s/ Michael G. Sposato
	Name:	Michael G. Sposato
	Title:	Secretary

Exhibit Index

Exhibit No.	Description
99.1	Prospectus dated October 20, 2005

99.2	Materials relating to The Cat Financial PowerInvestment Notes.